Exhibit 99.3

CREATING A LEADING GLOBAL ADVISORY, BROKING AND SOLUTIONS FIRM

TRANSACTION SUMMARY

TRANSACTION STRUCTURE

- Merger of equals
- Approximately $18 billion transaction value
- Pro forma ownership: 50.1% Willis shareholders and 49.9% Towers Watson shareholders, on a fully diluted basis
- Combined company will be named Willis Towers Watson

SHAREHOLDER CONSIDERATION

- Towers Watson shareholders to receive 2.6490 Willis shares for each Towers Watson share
- Towers Watson shareholders to receive one-time $4.87 per share cash dividend pre-closing
- Subject to Willis shareholder approval, Willis will implement at the time of the merger a 2.6490 for one reverse stock split, so that one Willis share will be converted into 0.3775 shares of the combined company[1]
- If the reverse split is approved, Towers Watson shareholders to receive 1 share of the combined company for each Towers Watson share

GOVERNANCE

- James McCann to be Chairman
- John Haley to be CEO
- Dominic Casserley to be President and Deputy CEO
- Roger Millay to be CFO
- 12 person Board; 6 Willis directors and 6 Towers Watson directors

DOMICILE/LOCATIONS

- Maintain Irish domicile and significant presence in major markets globally

CLOSING CONDITIONS

- Closing expected by December 31, 2015
- Subject to shareholder and regulatory approvals and customary closing conditions

[1] Merger is not conditioned on approval of the reverse stock split

Willis		TOWERS WATSON	
OVERVIEW	A leading global risk advisory, re/insurance broking, and human capital and benefits firm	OVERVIEW	A leading provider of advisory services and solutions across four business segments, including benefits, risk & financial services, exchange solutions and talent & rewards
FOUNDED	1828	FOUNDED	1865
HEADQUARTERS	London	HEADQUARTERS	Arlington, VA
ASSOCIATES	~22,500 (includes Gras Savoye)	ASSOCIATES	~16,000
FOOTPRINT	120+ countries	FOOTPRINT	37 countries
TICKER	NYSE: WSH	TICKER	Nasdaq: TW

Strategic Rationale

Powerful Client Proposition
Accelerates Revenue Growth and Strategic Priorities
Significant Cost Synergy Opportunities
Cultures Aligned Around Shared Values



BROKING
ADVISORY
SOLUTIONS
Re/insurance Brokerage & Advisory
Risk & Capital Mgmt.
Powerful Global Growth Platform
Talent & Rewards
Benefits
Exchange Solutions
BROAD APPEAL TO CLIENTS WORLDWIDE

willisandtowerswatson.mergerannouncement.com

Contact

MEDIA
Miles Russell
+44 (0) 7903 262118 / +44 (0) 20 3124 7446
Stephen Cohen
+ 1 212 886 9332
stephen.cohen@teneostrategy.com

INVESTORS
Peter Poillon
+1 212 915 8084
peter.poillon@willis.com

MEDIA
Michael Henson / Conrad Harrington
+44 (0) 20 3178 8914
Bryan Locke / Jenny Gore
+1 312 895 4700

INVESTORS
Aida Sukys
+1 703 258 8033
aida.sukys@towerswatson.com

Disclaimers Responsibility Statement The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. The directors of Towers Watson accept responsibility for the information contained in this document relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Towers Watson (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. Important Information About the Transaction and Where to Find It This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Willis plans to file with the SEC a Registration Statement on Form S 4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/ Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following: WILLIS 200 Liberty Street, 7th Floor New York, NY 10281-1003 Attention: Investor Relations 212-915-8084 investor.relations@willis.com TOWERS WATSON 901 N. Glebe Road Arlington, VA 22203 Attention: Investor Relations 703-258-8000 investor.relations@towerswatson.com Participants in the Solicitation Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus. Forward Looking Statements This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Willis or Tow-ers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expecta-tions as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and sched-ule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant compe-tition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission. Contacts MEDIA Miles Russell +44 (0) 7903 262118 / +44 (0) 20 3124 7446 Stephen Cohen + 1 212 886 9332 stephen.cohen@teneostrategy.com INVESTORS Peter Poillon +1 212 915 8084 peter.poillon@willis.com MEDIA Michael Henson / Conrad Harrington +44 (0) 20 3178 8914 Bryan Locke / Jenny Gore +1 312 895 4700 INVESTORS Aida Sukys +1 703 258 8033 aida.sukys@towerswatson.com